UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 2, 2007


                             SERVICE 1ST BANCORP
            (Exact name of registrant as specified in its charter)


     CALIFORNIA                     000-50323                  32-0061893
----------------------------      -------------             ----------------
(State or other jurisdiction      (File Number)             (I.R.S. Employer
     of incorporation)                                    identification number)

                 49 West 10th Street, Tracy, California 95376
             ------------------------------------------------------
             (Address of principal executive offices and zip code)


                                (209) 956-7800
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
            ----------------------------------------------------------

            The registrant received a letter of resignation dated October 9, 2007 from Director Albert Van Veldhuizen, pursuant to which Mr. Van Veldhuizen resigned his positions as director of Service 1st Bancorp and Service 1st Bank and as a member of the registrant's Audit Committee and Funds Management Committee, effective as of October 31, 2007.

            The reasons for Mr. Van Veldhuizen's resignation are set forth in the letter and are not the result of any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. He will continue to consult with the registrant in his capacity as a Director Emeritus under the registrant's Director Emeritus Program.

            The registrant has provided Mr. Van Veldhuizen with a copy of this disclosure prior to filing this Form 8-K with the Commission and he has had an opportunity to provide the registrant with a letter addressed to the registrant stating whether he disagrees with the statements made by the registrant in this disclosure. No such additional letter has been received by the registrant.

            The foregoing is qualified by reference to the letter attached as
            Exhibit 99.1.

Item 8.01.  Other Events
            ------------

            None

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  99.1  Resignation letter dated October 9, 2007.

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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 2, 2007

Service 1st Bancorp


By:   /s/ Robert Bloch
      ------------------------
      Executive Vice President
      Chief Financial Officer

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                                EXHIBIT INDEX



                                                                  Sequential
      Exhibit Number          Description                         Page Number
      --------------          -----------                         -----------

          99.1            Resignation Letter dated October 9, 2007      5




                                       4